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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 (No. 333-18423) of Kennametal Inc. of our report dated June 6, 2003 relating to the financial statements of the Kennametal Thrift Plan, which appears in this Form 11-K.



                                              /s/ PricewaterhouseCoopers LLP
                                              ---------------------------------
                                              PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
June 25, 2003


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